UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2008

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut		06854
(Address of principal office)		(zip code)

Registrant’s telephone number, including area code

(203) 299-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)                                  On December 3, 2008, priceline.com Incorporated announced the promotion of Robert J. Mylod Jr., age 42, to Vice Chairman and Head of Worldwide Strategy and Planning and the promotion of Daniel J. Finnegan, age 46, to Chief Financial Officer.  Mr. Mylod previously held the position of Chief Financial Officer and Mr. Finnegan the position of Senior Vice President, Controller and Chief Accounting Officer.  Mr. Finnegan will retain the title of Chief Accounting Officer.  The promotions will be effective January 1, 2009.  A copy of priceline.com’s press release announcing Messrs. Mylod’s and Finnegan’s promotions is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                         Financial Statements and Exhibits

(d)                                 Exhibits

99.1                          Press release issued by priceline.com Incorporated on December 3, 2008 announcing the promotion of certain senior executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Jeffery H. Boyd
	Name:	Jeffery H. Boyd
	Title:	President and Chief
Executive Officer

Date:  December 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by priceline.com Incorporated on December 3, 2008 announcing the promotion of certain senior executives.